EXHIBIT 10(l)

                                 Execution Copy


AMENDMENT NO. 2 dated as of May 14, 1997 (this "Amendment"), among USG Corporation, a Delaware corporation (the "Borrower"), the financial institutions parties hereto (the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, formerly known as Chemical Bank, in its separate capacity as agent for the Lenders (the "Agent").

PRELIMINARY STATEMENTS. (1) The Borrower, the Lenders, the Issuing Banks and the Agent have entered into the Credit Agreement dated as of July 27, 1995, as amended by Amendment No. 1 thereto dated as of February 1, 1996 (the "Credit Agreement") and have agreed to amend the Credit Agreement as hereinafter set forth.

(2) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is hereby amended as follows:

1. Section 1.01 of the Credit Agreement is hereby amended to delete the definition of "Applicable Commitment Fee" contained therein and to substitute the following therefor:

"Applicable Commitment Fee" shall mean, for any date, the applicable number of basis points (expressed as a percentage) set forth below based on the Debt/EBITDA Ratio as of the last day of the Borrower's most recently ended period of four consecutive fiscal quarters:

         Debt/EBITDA Ratio                                                        Applicable Commitment Fee
         -----------------                                                        -------------------------
                                                                                     (in basis points)
         greater than 3.00 to 1.0                                                           31.25

         greater than 2.50 to 1.0 but less
           than or equal to 3.00 to 1.0                                                     25.00

         greater than 2.00 to 1.0 but less
           than or equal to 2.50 to 1.0                                                     22.50

         greater than 1.50 to 1.0 but less
           than or equal to 2.00 to 1.0                                                     20.00

         greater than 1.25 to 1.0 but less
           than or equal to 1.50 to 1.0                                                     18.75

         greater than 1.00 to 1.0 but less
           than or equal to 1.25 to 1.0                                                     15.00

         less than or equal to 1.0 to 1.0                                                   12.50

For purposes of the foregoing, the Applicable Commitment Fee at any time shall be determined by reference to the Debt/EBITDA Ratio as of the last day of the Borrower's most recently ended fiscal quarter, provided, that, in calculating the Debt/EBITDA Ratio for purposes of this definition, Debt shall not include obligations with respect to letters of credit (including Letters of Credit issued hereunder) entered into in the ordinary course of business and having an aggregate outstanding face amount of up to $50,000,000 to the extent such letters of credit are not drawn on or, if and to the extent drawn on, such drawing is promptly reimbursed following receipt by the applicable account party of a demand for reimbursement following payment on the letter of credit. Following the end of any such fiscal quarter, any change in the Applicable Commitment Fee shall become effective for all purposes on and after the earlier of (i) the date of delivery to the Agent of the Debt/EBITDA Ratio Certificate for such fiscal quarter and (ii) the date of delivery to the Agent of the Financial Officer's certificate and applicable financial statements described in Sections 5.07(a), (b) and (c) relating to such fiscal quarter. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the Financial Officer's certificate and applicable financial statements described in Sections 5.07(a), (b) and (c) with respect to a fiscal quarter in accordance with the provisions thereof for more than five days after such certificate and the applicable financial statements are due, and until such time as such financial statements are so delivered, the Applicable Commitment Fee shall be
31.25 basis points.

2. Section 1.01 of the Credit Agreement is hereby amended to delete the definition of "Applicable Eurodollar Margin" contained therein and to substitute the following therefore:

"Applicable Eurodollar Margin" shall mean, for any date, with respect to the Revolving Loans comprising any Eurodollar Borrowing, the applicable margin set forth below based on the Debt/EBITDA Ratio as of the last day of the Borrower's most recently ended period of four consecutive fiscal quarters:


         Debt/EBITDA Ratio                                                        Applicable Commitment Fee
         -----------------                                                        -------------------------
                                                                                     (in basis points)
         greater than 3.00 to 1.0                                                           112.5

         greater than 2.50 to 1.0 but less
           than or equal to 3.00 to 1.0                                                     75.00

         greater than 2.00 to 1.0 but less
           than or equal to 2.50 to 1.0                                                     62.50

         greater than 1.50 to 1.0 but less
           than or equal to 2.00 to 1.0                                                     55.00

         greater than 1.25 to 1.0 but less
           than or equal to 1.50 to 1.0                                                     45.00

         greater than 1.00 to 1.0 but less
           than or equal to 1.25 to 1.0                                                     40.00

         less than or equal to 1.0 to 1.0                                                   37.50

For purposes of the foregoing, the Applicable Eurodollar Margin at any time shall be determined by reference to the Debt/EBITDA Ratio as of the last day of the Borrower's most recently ended fiscal quarter, provided, that, in calculating the Debt/EBITDA Ratio for purposes of this definition, Debt shall not include obligations with respect to letters of credit (including Letters of Credit issued hereunder) entered into in the ordinary course of business and having an aggregate outstanding face amount of up to $50,000,000 to the extent such letters of credit are not drawn on or, if and to the extent drawn on, such drawing is promptly reimbursed following receipt by the applicable account party of a demand for reimbursement following payment on the letter of credit. Following the end of any such fiscal quarter, any change in the Applicable Eurodollar Margin shall become effective for all purposes on and after the earlier of (i) the date of delivery to the Agent of the Debt/EBITDA Ratio Certificate and (ii) the date of delivery to the Agent of the Financial Officer's certificate and applicable financial statements described in Sections 5.07(a), (b) and (c) relating to such fiscal quarter. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the Financial Officer's certificate and applicable financial statements described in Sections 5.07(a), (b) and (c) with respect to a fiscal quarter in accordance with the provisions thereof for more than five days after such certificate and the applicable financial statements are due, and until such time as such financial statements are so delivered, the Applicable Eurodollar Margin shall be
112.50 basis points.

1.3 Section 5.09 of the Credit Agreement (which requires the pledge to the Collateral Trustee of newly created or acquired domestic Material Subsidiaries) is hereby deleted in its entirety.

1.4 Section 6.09 of the Credit Agreement is hereby amended to delete the maximum Debt/EBITDA Ratio of 4.50 to 1.00 set forth in subsection (a) thereof and to substitute a maximum Debt/EBITDA Ratio of 4.00 to 1.00 therefor.

SECTION 2. Release of Collateral. Pursuant to Section 9.07(c)(ii) of the Credit Agreement, all of the Lenders hereby direct the Collateral Trustee, and instruct the Borrower to direct the Collateral Trustee, to release its Lien on all of the "Collateral" (as defined in the Collateral Trust Agreement) in accordance with the procedures described in Section 7 of the Collateral Trust Agreement.

SECTION 3. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Agent that:

         (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) Before or after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing.

SECTION 4. Condition to Effectiveness. The amendments to the Credit Agreement set forth in this Amendment shall become effective as of the date first above written when the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Agent and each Lender.

SECTION 5. Credit Agreement. Except as specifically amended hereby, the Credit Agreement and each Loan Document shall continue in full force and effect in accordance with the respective provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.


SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION  8.  Expenses.  The  Borrower  agrees  to  reimburse  the  Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Sidley & Austin, counsel for the Agent.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                         USG CORPORATION


                         By_____________________________
                         Name:__________________________
                         Title:_________________________



                         THE CHASE MANHATTAN BANK,
                         individually and as Agent

                         By______________________________
                         Name:___________________________
                         Title:__________________________



                          BANKERS TRUST COMPANY


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          CITIBANK, N.A.


                          By______________________________
                          Name:___________________________
                          Title:__________________________




                          THE BANK OF TOKYO-MITSUBISHI, LTD.,
                          CHICAGO BRANCH


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          BANK OF MONTREAL


                          By______________________________
                          Name:___________________________
                          Title:__________________________




                          BANQUE PARIBAS, CHICAGO BRANCH

                          By______________________________
                          Name:___________________________
                          Title:__________________________


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          THE FIRST NATIONAL BANK OF CHICAGO


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          THE FUJI BANK, LIMITED


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          THE INDUSTRIAL BANK OF JAPAN,
                          LIMITED, CHICAGO BRANCH


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          LASALLE NATIONAL BANK


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          MORGAN GUARANTY TRUST COMPANY OF NEW
                          YORK


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          THE NORTHERN TRUST COMPANY


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          THE SANWA BANK, LIMITED, CHICAGO BRANCH


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          TORONTO DOMINION (TEXAS), INC.


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          ARAB BANKING CORPORATION


                          By_____________________________
                          Name:__________________________
                          Title:_________________________




                          MITSUBISHI TRUST & BANKING CORPORATION,
                          CHICAGO BRANCH


                          By______________________________
                          Name:___________________________
                          Title:__________________________




                          WACHOVIA BANK OF GEORGIA, N.A.


                          By______________________________
                          Name:___________________________
                          Title:__________________________




                          TRUST COMPANY BANK


                          By______________________________
                          Name:___________________________
                          Title:__________________________




                          CAISSE NATIONALE DE CREDIT AGRICOLE


                          By______________________________
                          Name:___________________________
                          Title:__________________________



                          THE MITSUI TRUST & BANKING CO. LTD.,
                          NEW YORK BRANCH


                          By______________________________
                          Name:___________________________
                          Title:__________________________




                          THE SUMITOMO BANK, LTD., CHICAGO BRANCH


                          By______________________________
                          Name:___________________________
                          Title:__________________________